Provisions	3 Months Ended
Sep. 30, 2024
Provisions [abstract]
Provisions
Note 16. Provisions

	30 Sep 2024	30 Jun 2024
	US$'000	US$'000
Current liabilities
Non-refundable sales tax and other provisions	16,196	13,375
Non-Refundable Sales Tax
The Canada Revenue Agency ("CRA") is currently conducting an audit of input tax credits ("ITCs") claimed by several of the Group’s Canadian subsidiaries. The CRA has issued an assessment in relation to one of the subsidiaries which, the Directors believe may be applied across the Group’s Canadian subsidiaries. Under the proposed decision, the CRA has noted that ITCs claimed by the Group would be allowed. However, the Canadian subsidiaries would also be required to remit an amount of 5% on services exported to the Australian parent under an intercompany service agreement. The export of services typically attract a 0% rate of GST in Canada. If GST were to apply to these services at a rate of 5%, the Australian parent may not be permitted to recover this tax.

During the period ended 30 September 2024, the Group has submitted additional information to the CRA to further support the ITCs claimed and the 0% rate applied to the exported services in addition to the formally submitted notice of objection that was sent to the CRA in November 2022. The CRA provided an initial response to the Group's formal notice of objection in April 2024, to which the Group responded to in July 2024. The Group has yet to receive further correspondence from the CRA in relation to the matter.

Additionally, amendments were made to Canadian Tax legislation in June 2023 regarding Mining Activities in respect of Cryptoassets. The CRA has yet to clarify its interpretation of this legislation and the application to the subsidiaries of the Group. The Group continues to monitor developments in this regard. Consequently, the affected subsidiaries continue to accrue a provision in line with the aforementioned methodology.